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                                                                    EXHIBIT 10.7

                              KEY COMPONENTS, INC.
                          1998 LONG-TERM INCENTIVE PLAN

         1. PURPOSE. The purpose of the Long-Term Incentive Plan (the "Plan") of Key Components, Inc., a New York corporation (the "Company"), is to advance the interests of the Company and its shareholders by providing a means to attract, retain and reward executive officers, employee directors, other key employees, non-employee and advisory directors and consultants of and service providers to the Company and its subsidiaries and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's shareholders.

         2. DEFINITIONS. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Stock granted as a bonus or in lieu of other awards, and Other Stock-Based Awards are set forth in Sections 6 and 8 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

                  (a) "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

                  (b) "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

                  (e) "Committee" means a committee, as described in Section 3(a) hereof, designated by the Board to administer the Plan; provided, if no such committee has been designated, the term "Committee" shall mean the Board.

                  (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

                  (g) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that: (i)
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if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as reported in the WALL STREET JOURNAL (or other reporting service approved by the Committee); or (ii) the "Fair Market Value" of Stock subject to Options granted effective upon commencement of the Initial Public Offering shall be the Initial Public Offering price of the shares so issued and sold in the Initial Public Offering, as set forth in the first final prospectus used in such offering (the provisions of clause (i) notwithstanding); or (iii) the "Fair Market Value" of Stock prior to the date of the Initial Public Offering as determined by the Board.

                  (h) "Initial Public Offering" shall mean an initial public offering of shares of Stock in a firm commitment underwriting registered with the Securities and Exchange Commission in compliance with the provisions of the Securities Act of 1933, as amended.

                  (i) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

                  (j) "Participant" means a person who has been granted an Award under the Plan.

                  (k) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

                  (l) "Stock" means the Common Stock, $.01 par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

         3. ADMINISTRATION

                  (a) Authority of the Committee. The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. Prior to the date of an Initial Public Offering, the Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board. From and after the date of an Initial Public Offering, the Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that (A) if the Committee consists of less than the entire Board, each member shall be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an "outside director" within


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the meaning of Section 162(m) of the Code. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. The Committee shall have the power from time to time: (i) to select persons to whom Awards may be granted; (ii) to determine the type or types of Awards to be granted to each such person; (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, vesting, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section 7(e) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award; (iv) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered; (v) to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant; (vi) to determine whether restrictions such as repurchase options are to be imposed on stock subject to Awards and the nature of such restrictions, if any; (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant; (viii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan; (ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

                  (b) Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or Bylaws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant and shareholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter by modified by the Committee (subject to Section 9(e)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the


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Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, if applicable, and other applicable law.

                  (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

         4. STOCK SUBJECT TO PLAN.

                  (a) Amount of Stock Reserved. The total amount of Stock that may be subject to outstanding Awards shall not exceed 20 shares, subject to adjustment as provided in Section 4(b); provided, however, that shares subject to ISOs or Restricted Stock shall not be deemed delivered if such Awards are forfeited, expire or otherwise terminate without delivery of shares to the Participant. If an Award valued by reference to Stock may only be settled in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for a Participant's account.

                  (b) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), including shares reserved for the ISOs and Restricted Stock, (ii) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. The


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foregoing notwithstanding, no adjustments shall be authorized under this Section
4(b) with respect to ISOs or SARs in tandem therewith to the extent that such authority would cause the Plan to fail to comply with Section 422(b)(1) of the Code, and no such adjustment shall be authorized with respect to Options, SARs or other Awards subject to Section 7(e) to the extent that such authority would cause such Awards to fail to qualify as "qualified performance-based compensation" under Section 162(m)(4)(C) of the Code.

         5. ELIGIBILITY FOR ALL AWARDS All officers and other employees of the Company and its subsidiaries, including any director or officer who is also such an employee, and persons who provide consulting or other services to the Company and/or its subsidiaries deemed by the Committee to be of substantial value to the Company, are eligible to be granted Awards under the Plan. In addition, a person who has been offered employment by the Company or its subsidiaries is eligible to be granted an Award under the Plan, provided that such Award shall be canceled if such person fails to commence such employment, and no payment of value may be made in connection with such Award until such person has commenced such employment.

         6. SPECIFIC TERMS OF AWARDS

                  (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring (i) forfeiture of Awards in the event of termination of employment or service of the Participant, or a breach by a Participant of any covenant not to compete, confidentiality agreement or similar restriction, and
(ii) payment of consideration for an award by a Participant.

                  (b) Options. The Committee is authorized to grant Options (including "reload" options automatically granted to offset specified exercises of Options) on the following terms and conditions ("Options"):

                           (i) Exercise Price. The exercise price per share of
Stock purchasable under an Option shall be determined by the Committee; provided, however, that, in the case of ISOs, such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such ISO.

                           (ii) Time and Method of Exercise. The Committee shall
determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.


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                           (iii) ISOs. The terms of any ISO granted under the
Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than 10 years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless requested by the affected Participant.

                           (iv) Termination of Relationship. (a) If the
Participant's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or disability (within the meaning of Section 22(e)(3) of the Code), and unless by its terms the Option sooner terminates or expires, then the Participant may exercise, for a three-month period, that portion of the Participant's Option which is exercisable at the time of such cessation, but the Participant's Option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the Option or by resolution adopted by the Committee within 90 days of such cessation; (b) if the Company has terminated a Participant's status with the Company for cause (as such term is defined in any employment or similar agreement between the Participant and the Company or, if there is no such agreement, or such agreement does not contain provisions relating to termination or removal for cause, as such term is defined by the law of the State of Delaware), such Option will, to the extent not terminated, be deemed to be terminated on the date immediately preceding the date the Participant was terminated for cause; and (c) if a Participant has become disabled (within the meaning of Section 22(e)(3) of the Code) or dies, such Participant's Option shall terminate on the earlier of (i) one year after the date such Participant became disabled, or (ii) the date on which the Option expires by its terms.

                  (c) Stock Appreciation Rights. The Committee is authorized to grant SARs on the following terms and conditions ("SARs"):

                           (i) Right to Payment. An SAR shall confer on the
Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR.

                           (ii) Other Terms. The Committee shall determine the
time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control may be granted on such terms, not inconsistent with this Section


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6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

                  (d) Restricted Stock. The Committee is authorized to grant Restricted Stock on the following terms and conditions ("Restricted Stock"):

                           (i) Grant and Restrictions. Restricted Stock shall be
subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

                           (ii) Forfeiture. Except as otherwise determined by
the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

                           (iii) Certificates for Stock. Restricted Stock
granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company may retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                           (iv) Dividends. Dividends paid on Restricted Stock
shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

                  (e) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.


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                  (f) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries ("Other Stock Based Awards"). The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this
Section 6(f) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(f).

         7. CERTAIN PROVISIONS APPLICABLE TO AWARDS

                  (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

                  (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of 10 years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

                  (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

                  (d) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option


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or other payment in connection with any Award, including the payment by a
Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

                  (e) Performance-Based Awards. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(e), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives for an Award subject to this
Section 7(e) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7(e). Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(e) shall be selected exclusively from among the following: (1) Annual return on capital; (2) Annual earnings per share; (3) Annual cash flow provided by operations; (4) Changes in annual revenues; and/or (5) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures. The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one year nor more than five years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(e), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(e).

                  (f) Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), unless the Board shall otherwise determine by resolution adopted at least ten
(10) days prior to the closing of the Acquisition, all outstanding Awards shall become fully vested and exercisable as of the closing of the Acquisition. In addition, the Board or Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") may take one or more of the following actions:


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                           (i) make the appropriate provision for the
continuation of such Awards by substituting on an equitable basis for the shares then subject to such Awards the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or

                           (ii) make appropriate provision for the continuation
of such Awards by substituting on an equitable basis for the shares then subject to such Awards any equity securities of the successor corporation; or

                           (iii) upon written notice to the holders of the
Awards, provide that all Awards must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Awards shall terminate; or

                           (iv) terminate all Awards in exchange for a cash
payment equal to the excess of the fair market value of the shares subject to such Awards (to the extent then exercisable) over the exercise price thereof; or

                           (v) terminate all Awards in exchange for the right to
participate in any stock option or other employee benefit plan of any successor corporation.

                  (g) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in paragraph (f) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, upon exercising an Award, the holder thereof shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Award prior to such recapitalization or reorganization.

         8. GENERAL PROVISIONS.

                  (a) Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended ("1933 Act"), or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon. The Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of shares in respect of which any Option may be exercised or to cause the issuance of such shares to be


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exempt from registration and qualification under applicable federal and state securities acts now in force or as hereinafter amended, except as otherwise agreed to by the Company in writing in its sole discretion. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each Participant such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus, offering circular or any other document that is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities from such use of the information so furnished and caused by any untrue statement of any material fact thereon or caused by the omission to state a material fact required to be stated herein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                  (b) Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant's death, and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Award (other than an ISO) to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of such Participant ("Immediate Family Members"), (ii) a trust or trusts for exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Award agreement pursuant to which such Awards are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Awards shall be prohibited except those occurring by laws of descent and distribution. Following transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan, the term Participant shall be deemed to refer to the transferee. The events of termination of employment set forth in Section 6 hereof shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent and for the periods specified in Section 6. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors.

                  (c) No Right to Continued Employment or Service or to Continue as an Eligible Non-Employee Director. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person or any Eligible Non-Employee Director the right to be retained in the employ or service of the Company or any of its subsidiaries or as an Eligible Non-Employee Director, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any employee's employment or other person's service at any time.

                  (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

                  (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any such action shall be subject to the approval of the Company's shareholders at or before the next annual meeting of shareholders for which the record date is after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

                  (f) No Rights to Awards; No Shareholder Rights. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees (other than as set forth herein with respect to Eligible Non-Employee Directors). No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

                  (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

                  (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                  (i) No fractional shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (j) Compliance with Code Section 162(m). It is the intent of the Company that employee Options, SARs and other Awards designated as Awards subject to Section 7(e) shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

                  (k) Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

                  (l) Effective Date; Plan Termination. The Plan shall become effective as of the date of its adoption by the Board, subject to shareholder approval prior to the commencement of the Initial Public Offering, and shall continue in effect until terminated by the Board.


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